UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Champion Homes, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

P.O. BOX 8016, CARY, NC 27512-9903

Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K
Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting To Be Held On July 24, 2025 for Shareholders of Record as of June 2, 2025

Champion Homes, Inc.

Annual Meeting of Shareholders

Thursday, July 24, 2025 10:00 AM, Eastern Time

Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/SKY for more details

You must register to attend the meeting online and/or participate at www.proxydocs.com/SKY

For a convenient way to view proxy materials, VOTE, and obtain directions to attend the meeting go to www.proxydocs.com/SKY

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before July 14, 2025.

To order paper materials, use one of the following methods.

Internet:

www.investorelections.com/SKY

Call:

1-866-648-8133

Email:

paper@investorelections.com

* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

SEE REVERSE FOR FULL AGENDA

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Champion Homes, Inc. Annual Meeting of Shareholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL
1.	To elect eight members of the Board of Directors, each to serve until the next annual meeting of shareholders or until a successor has been duly elected and qualified.

1.01 Michael Berman

1.02 Eddie Capel

1.03 Mary Fedewa

1.04 Erin Mulligan Helgren

1.05 Tawn Kelley

1.06 Tim Larson

1.07 Nikul Patel

1.08 Gary Robinette
2.	To ratify the appointment of Ernst & Young LLP as Champion Homes, Inc.’s independent registered public accounting firm.

3.	To consider a non-binding advisory vote on fiscal 2025 compensation paid to Champion Homes, Inc.’s Named Executive Officers.

4.	To transact any other business that may properly come before the annual shareholders meeting or any postponements or adjournments thereof.